INCOME TAXES	9 Months Ended
Sep. 30, 2011
Notes to Financial Statements
INCOME TAXES

The Company has adopted ASC 740-10 which requires the use of the liability method in the computation of income tax expense and the current and deferred income taxes payable (deferred tax liability) or benefit (deferred tax asset).   Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.   The cumulative tax effect at the expected tax rate of 25% of significant items comprising the Company’s net deferred tax amounts as of September 30, 2011 and December 31, 2010 are as follows:   Deferred tax asset related to:

	September 30,	December 31,
	2011	2010
Prior Year	$64,783	$58,243
Tax Benefit for Current Period	3,960	6,540
Net Operating Loss Carryforward	68,743	64,783
Less: Valuation Allowance	(68,743)	(64,783)
Net Deferred Tax Asset	$0	$0